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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                ----------------

       Date of Report (Date of earliest event reported): November 8, 2001



                        MORGAN STANLEY ABS CAPITAL I INC.
             (Exact name of registrant as specified in its charter)



             Delaware                 333-65702                 13-3939229
   (State or Other Jurisdiction      (Commission             (I.R.S. Employer
        of Incorporation)            File Number)          Identification No.)


          1585 Broadway                                           10036
        New York, New York                                      (Zip Code)
      (Address of Principal
        Executive Offices)




       Registrant's telephone number, including area code: (212) 761-4000

                                    No Change
      --------------------------------------------------------------------



          (Former name or former address, if changed since last report)



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Item 2.  Acquisition or Disposition of Assets

Description of the Notes and the Mortgage Loans

                  Morgan Stanley ABS Capital I Inc. registered issuances of up to $4,164,149,461.00 principal amount of Mortgage-Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-65702) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, ABFS Mortgage Loan Trust 2001-3 (the "Trust") issued approximately $306,000,000 in aggregate principal amount of its Mortgage-Backed Notes (the "Notes"), on November 8, 2001. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

                  The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of September 1, 2001, between ABFS Mortgage Loan Trust 2001-3 (the "Trust") and The Chase Manhattan Bank, in its capacity as indenture trustee (the "Indenture Trustee"). The Notes consist of two classes, Class A-1 and Class A-2 (collectively the "Class A Notes") and one class of Trust Certificates (the "Trust Certificates"). Only the Class A Notes were offered. The Notes initially evidenced, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

                  The assets of the Trust consist primarily of two pools of fixed-rate business and consumer purpose home equity loans (the "Mortgage Loans") secured by first or second lien mortgages (the "Mortgages") primarily on residential real properties (the "Mortgage Properties"). Interest distributions on the Class A Notes are based on the Notes Principal Balance thereof and the then applicable Mortgage-Backed Rate thereof. The Mortgage Rate for the Class A-1 Notes is 5.63% per annum. The Mortgage Rate for the Class A-2 Notes is 6.17% per annum.

                  The Class A-1 Notes have an original Note Principal Balance of $253,800,000. The Class A-2 Notes have an original Note Principal Balance of $52,200,000.

                  As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated November 8, 2001 and the Prospectus Supplement dated November 8, 2001 filed pursuant to Rule 424(b) (5) of the Act on September 26, 2001.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         1.1 Underwriting Agreement, dated November 8, 2001, between Morgan Stanley ABS Capital I Inc. and Morgan Stanley & Co. Incorporated

                                       2

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         1.2      Amended and Restated Indemnification Agreement, dated as of
                  November 8, 2001, between MBIA Insurance Corporation, Morgan Stanley & Co. Incorporated and Bear, Stearns & Co. Inc.

         4.1 Indenture, dated as of September 1, 2001, between ABFS Mortgage Loan Trust 2001-3 and The Chase Manhattan Bank.

         4.2 Unaffiliated Seller's Agreement, dated as of September 1, 2001, among American Business Credit, Inc., HomeAmerican Credit, Inc. d/b/a Upland Mortgage, American Business Mortgage Services, Inc., ABFS 2001-3, Inc. and Morgan Stanley ABS Capital I Inc.

         4.3 Sale and Servicing Agreement, dated as of September 1, 2001, among Morgan Stanley ABS Capital I Inc., American Business Credit, Inc., The Chase Manhattan Bank and ABFS Mortgage Loan Trust 2001-3.

         8.1 Opinion of Dewey Ballantine LLP, Counsel to Morgan Stanley ABS Capital I Inc. regarding certain tax matters.

         10.1     Note Insurance Policy, dated September 26, 2001.


                                       3

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MORGAN STANLEY ABS CAPITAL I INC.
                                          As Depositor and on behalf of ABFS
                                          Mortgage Loan Trust 2001-3
                                          Registrant


                                     By:  /s/  Gail McDonnell
                                         --------------------------------------
                                          Name:  Gail McDonnell
                                          Title: Vice President





Dated:  November 8, 2001



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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.          Description
-----------          -----------

    1.1 Underwriting Agreement, dated November 8, 2001, between Morgan Stanley ABS Capital I Inc. and Morgan Stanley & Co. Incorporated

    1.2 Amended and Restated Indemnification Agreement, dated as of November 8, 2001, between MBIA Insurance Corporation, Morgan Stanley & Co. Incorporated and Bear, Stearns & Co. Inc.

    4.1 Indenture, dated as of September 1, 2001, between ABFS Mortgage Loan Trust 2001-3 and The Chase Manhattan Bank.

    4.2 Unaffiliated Seller's Agreement, dated as of September 1, 2001, among American Business Credit, Inc., HomeAmerican Credit, Inc. d/b/a Upland Mortgage, American Business Mortgage Services, Inc., ABFS 2001-3, Inc. and Morgan Stanley ABS Capital I Inc.

    4.3 Sale and Servicing Agreement, dated as of September 1, 2001, among Morgan Stanley ABS Capital I Inc., American Business Credit, Inc., The Chase Manhattan Bank and ABFS Mortgage Loan Trust 2001-3.

    8.1 Opinion of Dewey Ballantine LLP, Counsel to Morgan Stanley ABS Capital I Inc. regarding certain tax matters.

    10.1             Note Insurance Policy, dated September 26, 2001.